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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into eShare Technologies, Inc.'s previously filed Registration Statements File Nos. 333-56299, 333-41503 and 333-89351.



ARTHUR ANDERSEN LLP



Atlanta, Georgia
March 28, 2000